Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,889.40
Total Fee Amount	4,889.40
Total Transaction Valuation	31,935,978.00
Total Offset Amount	0.00
Net Fee	$ 0.00